UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2018

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
On July 6, 2018, Zoetis Inc. (the “Company”) and Abaxis, Inc. (“Abaxis”) issued a joint press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the Company’s previously-announced acquisition of Abaxis. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

* * *

Cautionary Statement Regarding Forward-Looking Information
Statements included in this communication which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. Zoetis Inc. (“Zoetis”) and Abaxis, Inc. (“Abaxis”) caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Zoetis and Abaxis; the outcome of any legal proceedings that may be instituted against Zoetis or Abaxis; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or Abaxis shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Zoetis and Abaxis do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the acquisition and integration of Abaxis successfully; and other factors that may affect future results of Zoetis and Abaxis. Additional factors that could cause results to differ materially from those described above can be found in Zoetis’ Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the Securities and Exchange Commission (the “SEC”) and in other documents Zoetis files with the SEC, and in Abaxis’s Annual Report on Form 10-K for the year ended March 31, 2018, which is on file with the SEC and in other documents Abaxis files with the SEC.

Important Additional Information
In connection with the proposed transaction between Zoetis and Abaxis, Abaxis has filed with the SEC a definitive proxy statement of Abaxis, as well as other relevant documents concerning the proposed transaction. This communication is not a substitute for the proxy statement or for any other document that Abaxis may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Abaxis’ shareholders for their consideration. Before making any voting decision, Shareholders of Abaxis are urged to read the definitive proxy statement regarding the transaction which is available at the SEC’s website (http://www.sec.gov), and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.
Shareholders of Abaxis will be able to obtain a free copy of the definitive proxy statement, as well as other filings containing information about Zoetis and Abaxis, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Abaxis, Inc., 3240 Whipple Road, Union City, CA 94587, Attention: Corporate Secretary; telephone: (510) 675-6500, or from Abaxis' website, www.abaxis.com.

Participants in the Solicitation
Abaxis, Zoetis and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Abaxis’ directors and executive officers is available in Abaxis' definitive proxy statement filed in connection with its 2017 Annual Meeting, which was filed with the SEC on September 19, 2017, and certain of its Current Reports on Form 8-K. Information regarding Zoetis’ directors is available in Zoetis' definitive proxy statement filed in connection with its 2018 Annual Meeting, which was filed with the SEC on April 2, 2018, and information regarding Zoetis' executive officers is available in Zoetis' Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 15, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement filed in connection with the special meeting of Abaxis shareholders, which was filed with the SEC on June 27, 2018 and other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Joint press release of Zoetis Inc. and Abaxis, Inc., issued on July 6, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: July 6, 2018